2

                                              American Skandia Life Assurance Corporation

                                                            XTRA CREDIT SIX

                                                  Supplement, dated November 1, 2007
                                                                  To
                                                     Prospectus, dated May 1, 2007

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

For XTRA Credit SIX Annuities issued on or after February 13, 2006, we currently grant a purchase credit of 6.5 percent with respect to each Purchase Payment made during the first Annuity Year.  Beginning November 1, 2007 and ending on a date that we will announce
(the "Promotional Period"), we will grant a purchase credit of 7.0 percent with respect to each Purchase Payment made during the
Promotional Period for Annuities with an Issue Date during the Promotional Period.  We will issue another prospectus supplement announcing the termination of the Promotional Period, at least 14 calendar days prior to such termination.

We will recapture all or a portion of the 7.0 percent purchase credit under certain circumstances.  Specifically, if you buy an XTRA
Credit SIX Annuity during the Promotional Period and return the Annuity during the "free look" period, we will recapture the 7.0 percent purchase credit (less any negative investment performance and charges with respect to that credit amount).  In addition, in the event of death or a medically-related surrender within one year after receiving a 7.0 percent purchase credit, we will recapture an amount equal to a 6 percent purchase credit (i.e., not the full 7.0 percent purchase credit).  The credits granted during this
Promotional Period have no effect on the credits that we will grant with respect to Annuities with an Issue Date outside of the
Promotional Period.

Because the 7.0% purchase credit will be offered only during the Promotional Period, this change is not a permanent change to the prospectus, but instead is made simply to inform those who purchase XTRA Credit SIX during the Promotional Period.  For the benefit of such purchasers, we revise the hypothetical illustrations appearing in Appendix F to the prospectus (entitled "Selecting the
Variable Annuity That's Right For You"), as follows:

             6% Gross Rate                                          7% bonus on Xtra
               of Return                                                  credit
                       APEX II                    ASAP III                  Xtra Credit                    ASL
            --------------------------------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------------------------------
                 Net rate of return           Net rate of return        Net rate of return            Net rate of return
            All years          2.85%       Yrs 1-8       3.27%         Yrs 1-10         2.85%    All years      2.85%
                                           Yrs 9+        3.90%          Yrs 11+         3.90%
            --------------------------------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------------------------------
               Contract      Surrender    Contract     Surrender       Contract       Surrender   Contract    Surrender
                 Value         Value        Value        Value           Value          Value       Value       Value
            -------------------------------------------------------------------------            -------------------------
            --------------------------------------------------------                --------------
           1        102,846        94,346    103,263         94,763          110,045      101,045    102,846      102,846
            --------------------------------------------------------------------------------------------------------------
           2        105,781        97,781    106,642         99,642          113,150      104,150    105,781      105,781
            --------------------------------------------------------------------------------------------------------------
           3        108,800       101,800    110,132        103,632          116,343      108,343    108,800      108,800
            --------------------------------------------------------------------------------------------------------------
           4        111,906       105,906    113,736        107,736          119,628      112,628    111,906      111,906
            --------------------------------------------------------------------------------------------------------------
           5        115,099       115,099    117,458        112,458          123,006      117,006    115,099      115,099
            --------------------------------------------------------------------------------------------------------------
           6        121,213       121,213    121,818        117,818          126,481      121,481    118,384      118,384
            --------------------------------------------------------------------------------------------------------------
           7        124,672       124,672    125,804        122,804          130,055      126,055    121,763      121,763
            --------------------------------------------------------------------------------------------------------------
           8        128,230       128,230    129,921        127,921          133,730      130,730    125,238      125,238
            --------------------------------------------------------------------------------------------------------------
           9        131,890       131,890    134,985        134,985          137,511      135,511    128,813      128,813
            --------------------------------------------------------------------------------------------------------------
          10        135,654       135,654    140,250        140,250          141,400      140,400    132,489      132,489
            --------------------------------------------------------------------------------------------------------------
          11        139,526       139,526    145,719        145,719          146,874      146,874    136,270      136,270
            --------------------------------------------------------------------------------------------------------------
          12        143,508       143,508    151,402        151,402          152,565      152,565    140,160      140,160
            --------------------------------------------------------------------------------------------------------------
          13        147,604       147,604    157,306        157,306          158,479      158,479    144,160      144,160
            --------------------------------------------------------------------------------------------------------------
          14        151,816       151,816    163,441        163,441          164,623      164,623    148,274      148,274
            --------------------------------------------------------------------------------------------------------------
          15        156,149       156,149    169,815        169,815          171,006      171,006    152,506      152,506
            --------------------------------------------------------------------------------------------------------------
          16        160,606       160,606    176,437        176,437          177,639      177,639    156,858      156,858
            --------------------------------------------------------------------------------------------------------------
          17        165,190       165,190    183,318        183,318          184,530      184,530    161,335      161,335
            --------------------------------------------------------------------------------------------------------------
          18        169,904       169,904    190,467        190,467          191,690      191,690    165,940      165,940
            --------------------------------------------------------------------------------------------------------------
          19        174,753       174,753    197,895        197,895          199,129      199,129    170,676      170,676
            --------------------------------------------------------------------------------------------------------------
          20        179,741       179,741    205,613        205,613          206,859      206,859    175,547      175,547
            --------------------------------------------------------------------------------------------------------------
          21        184,871       184,871    213,631        213,631          214,889      214,889    180,557      180,557
            --------------------------------------------------------------------------------------------------------------
          22        190,147       190,147    221,963        221,963          223,233      223,233    185,710      185,710
            --------------------------------------------------------------------------------------------------------------
          23        195,574       195,574    230,619        230,619          231,903      231,903    191,011      191,011
            --------------------------------------------------------------------------------------------------------------
          24        201,156       201,156    239,612        239,612          240,910      240,910    196,462      196,462
            --------------------------------------------------------------------------------------------------------------
          25        206,897       206,897    248,957        248,957          250,269      250,269    202,069      202,069
            --------------------------------------------------------------------------------------------------------------
          26        212,802       212,802    258,666        258,666          259,993      259,993    207,836      207,836
            --------------------------------------------------------------------------------------------------------------
          27        218,875       218,875    268,753        268,753          270,096      270,096    213,768      213,768
            --------------------------------------------------------------------------------------------------------------
          28        225,122       225,122    279,234        279,234          280,593      280,593    219,869      219,869
            --------------------------------------------------------------------------------------------------------------
          29        231,547       231,547    290,124        290,124          291,499      291,499    226,144      226,144
            --------------------------------------------------------------------------------------------------------------
          30        238,155       238,155    301,438        301,438          302,830      302,830    232,598      232,598
            --------------------------------------------------------------------------------------------------------------

            Assumptions:
            a.  $100,000 initial investment
            b.  Fund Expenses = 1.34%
            c.  No optional death benefits or living benefits elected
            d.  Annuity was issued during the Promotional Period
            e.  Surrender value assumes surrender 2 days before policy anniversary

             0% Gross Rate                                          7% bonus on Xtra
               of Return                                               credit
                       APEX II                    ASAP III                  Xtra Credit                    ASL
            --------------------------------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------------------------------
                 Net rate of return           Net rate of return        Net rate of return            Net rate of return
            All years              -2.97%  Yrs 1-8      -2.57%         Yrs 1-10        -2.97%    All years     -2.97%
                                           Yrs 9+       -1.98%          Yrs 11+        -1.98%
            --------------------------------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------------------------------
               Contract      Surrender    Contract     Surrender       Contract       Surrender   Contract    Surrender
                 Value         Value        Value        Value           Value          Value       Value       Value
            --------------------------------------------------------------------------------------------------------------
           1         97,040        88,540     97,434         88,934          103,833       94,833     97,040       97,040
            --------------------------------------------------------------------------------------------------------------
           2         94,126        86,126     94,892         87,892          100,717       91,717     94,126       94,126
            --------------------------------------------------------------------------------------------------------------
           3         91,299        84,299     92,416         85,916           97,694       89,694     91,299       91,299
            --------------------------------------------------------------------------------------------------------------
           4         88,555        82,555     90,004         84,004           94,761       87,761     88,555       88,555
            --------------------------------------------------------------------------------------------------------------
           5         85,893        85,893     87,654         82,654           91,914       85,914     85,893       85,893
            --------------------------------------------------------------------------------------------------------------
           6         85,978        85,978     85,852         81,852           89,153       84,153     83,310       83,310
            --------------------------------------------------------------------------------------------------------------
           7         83,393        83,393     83,608         80,608           86,473       82,473     80,803       80,803
            --------------------------------------------------------------------------------------------------------------
           8         80,884        80,884     81,423         79,423           83,872       80,872     78,371       78,371
            --------------------------------------------------------------------------------------------------------------
           9         78,449        78,449     79,774         79,774           81,349       79,349     76,011       76,011
            --------------------------------------------------------------------------------------------------------------
          10         76,087        76,087     78,159         78,159           78,901       77,901     73,721       73,721
            --------------------------------------------------------------------------------------------------------------
          11         73,795        73,795     76,576         76,576           77,301       77,301     71,499       71,499
            --------------------------------------------------------------------------------------------------------------
          12         71,571        71,571     75,025         75,025           75,735       75,735     69,343       69,343
            --------------------------------------------------------------------------------------------------------------
          13         69,412        69,412     73,504         73,504           74,200       74,200     67,251       67,251
            --------------------------------------------------------------------------------------------------------------
          14         67,318        67,318     72,013         72,013           72,696       72,696     65,221       65,221
            --------------------------------------------------------------------------------------------------------------
          15         65,287        65,287     70,552         70,552           71,221       71,221     63,252       63,252
            --------------------------------------------------------------------------------------------------------------
          16         63,315        63,315     69,120         69,120           69,776       69,776     61,341       61,341
            --------------------------------------------------------------------------------------------------------------
          17         61,402        61,402     67,716         67,716           68,359       68,359     59,486       59,486
            --------------------------------------------------------------------------------------------------------------
          18         59,546        59,546     66,340         66,340           66,970       66,970     57,687       57,687
            --------------------------------------------------------------------------------------------------------------
          19         57,744        57,744     64,992         64,992           65,609       65,609     55,941       55,941
            --------------------------------------------------------------------------------------------------------------
          20         55,997        55,997     63,670         63,670           64,275       64,275     54,246       54,246
            --------------------------------------------------------------------------------------------------------------
          21         54,301        54,301     62,374         62,374           62,967       62,967     52,602       52,602
            --------------------------------------------------------------------------------------------------------------
          22         52,655        52,655     61,104         61,104           61,685       61,685     51,007       51,007
            --------------------------------------------------------------------------------------------------------------
          23         51,058        51,058     59,859         59,859           60,429       60,429     49,459       49,459
            --------------------------------------------------------------------------------------------------------------
          24         49,509        49,509     58,638         58,638           59,197       59,197     47,958       47,958
            --------------------------------------------------------------------------------------------------------------
          25         48,006        48,006     57,442         57,442           57,990       57,990     46,500       46,500
            --------------------------------------------------------------------------------------------------------------
          26         46,547        46,547     56,270         56,270           56,807       56,807     45,086       45,086
            --------------------------------------------------------------------------------------------------------------
          27         45,132        45,132     55,121         55,121           55,647       55,647     43,714       43,714
            --------------------------------------------------------------------------------------------------------------
          28         43,758        43,758     53,994         53,994           54,510       54,510     42,383       42,383
            --------------------------------------------------------------------------------------------------------------
          29         42,426        42,426     52,890         52,890           53,396       53,396     41,091       41,091
            --------------------------------------------------------------------------------------------------------------
          30         41,132        41,132     51,808         51,808           52,304       52,304     39,837       39,837
            --------------------------------------------------------------------------------------------------------------

            Assumptions:
            a.  $100,000 initial investment
            b.  Fund Expenses = 1.34%
            c.  No optional death benefits or living benefits elected
            d.  Annuity was issued during the Promotional Period
            e.  Surrender value assumes surrender 2 days before policy anniversary

             0% Gross Rate                                          7% bonus on Xtra
            1  of Return                                               credit
            --------------------------------------------------------------------------------------------------------------
                       APEX II                    ASAP III                  Xtra Credit                    ASL
            --------------------------------------------------------------------------------------------------------------
               Contract      Surrender    Contract     Surrender       Contract       Surrender    Contract   Surrender
                 Value         Value        Value        Value           Value          Value       Value       Value
            --------------------------------------------------------------------------------------------------------------
                 Net rate of return           Net rate of return        Net rate of return            Net rate of return
            All years               6.74%  Yrs 1-8       7.17%         Yrs 1-10         6.74%    All years      6.74%
                                           Yrs 9+        7.82%          Yrs 11+         7.82%
            --------------------------------------------------------------------------------------------------------------
           1        106,716        98,216    107,149         98,649          114,186      105,186     106,716     106,716
            --------------------------------------------------------------------------------------------------------------
           2        113,904       105,904    114,831        107,831          121,840      112,840     113,904     113,904
            --------------------------------------------------------------------------------------------------------------
           3        121,576       114,576    123,064        116,564          130,009      122,009     121,576     121,576
            --------------------------------------------------------------------------------------------------------------
           4        129,764       123,764    131,887        125,887          138,728      131,728     129,764     129,764
            --------------------------------------------------------------------------------------------------------------
           5        138,504       138,504    141,342        136,342          148,034      142,034     138,504     138,504
            --------------------------------------------------------------------------------------------------------------
           6        150,768       150,768    152,011        148,011          157,968      152,968     147,833     147,833
            --------------------------------------------------------------------------------------------------------------
           7        160,922       160,922    162,910        159,910          168,570      164,570     157,790     157,790
            --------------------------------------------------------------------------------------------------------------
           8        171,761       171,761    174,590        172,590          179,886      176,886     168,418     168,418
            --------------------------------------------------------------------------------------------------------------
           9        183,330       183,330    188,240        188,240          191,965      189,965     179,761     179,761
            --------------------------------------------------------------------------------------------------------------
          10        195,678       195,678    202,962        202,962          204,857      203,857     191,869     191,869
            --------------------------------------------------------------------------------------------------------------
          11        208,857       208,857    218,835        218,835          220,834      220,834     204,792     204,792
            --------------------------------------------------------------------------------------------------------------
          12        222,924       222,924    235,949        235,949          238,067      238,067     218,585     218,585
            --------------------------------------------------------------------------------------------------------------
          13        237,939       237,939    254,401        254,401          256,647      256,647     233,307     233,307
            --------------------------------------------------------------------------------------------------------------
          14        253,965       253,965    274,297        274,297          276,681      276,681     249,021     249,021
            --------------------------------------------------------------------------------------------------------------
          15        271,070       271,070    295,749        295,749          298,281      298,281     265,794     265,794
            --------------------------------------------------------------------------------------------------------------
          16        289,328       289,328    318,878        318,878          321,571      321,571     283,696     283,696
            --------------------------------------------------------------------------------------------------------------
          17        308,815       308,815    343,816        343,816          346,682      346,682     302,804     302,804
            --------------------------------------------------------------------------------------------------------------
          18        329,614       329,614    370,704        370,704          373,757      373,757     323,198     323,198
            --------------------------------------------------------------------------------------------------------------
          19        351,815       351,815    399,696        399,696          402,949      402,949     344,967     344,967
            --------------------------------------------------------------------------------------------------------------
          20        375,511       375,511    430,954        430,954          434,424      434,424     368,202     368,202
            --------------------------------------------------------------------------------------------------------------
          21        400,803       400,803    464,657        464,657          468,361      468,361     393,001     393,001
            --------------------------------------------------------------------------------------------------------------
          22        427,798       427,798    500,996        500,996          504,952      504,952     419,471     419,471
            --------------------------------------------------------------------------------------------------------------
          23        456,612       456,612    540,177        540,177          544,404      544,404     447,724     447,724
            --------------------------------------------------------------------------------------------------------------
          24        487,366       487,366    582,422        582,422          586,942      586,942     477,879     477,879
            --------------------------------------------------------------------------------------------------------------
          25        520,192       520,192    627,971        627,971          632,807      632,807     510,066     510,066
            --------------------------------------------------------------------------------------------------------------
          26        555,228       555,228    677,082        677,082          682,258      682,258     544,421     544,421
            --------------------------------------------------------------------------------------------------------------
          27        592,625       592,625    730,033        730,033          735,577      735,577     581,089     581,089
            --------------------------------------------------------------------------------------------------------------
          28        632,540       632,540    787,126        787,126          793,065      793,065     620,227     620,227
            --------------------------------------------------------------------------------------------------------------
          29        675,143       675,143    848,684        848,684          855,050      855,050     662,002     662,002
            --------------------------------------------------------------------------------------------------------------
          30        720,616       720,616    915,056        915,056          921,882      921,882     706,590     706,590
            --------------------------------------------------------------------------------------------------------------

            Assumptions:
            a.  $100,000 initial investment
            b.  Fund Expenses = 1.34%
            c.  No optional death benefits or living benefits elected
            d.  Annuity was issued during the Promotional Period
            e.  Surrender value assumes surrender 2 days before policy anniversary

------------------------------------------------------------------------------------------------------------------------------
    Gross Return            0.00%                                Gross Return             6.00%
   X Share Credit           7.00%                               X Share Credit            7.00%
                    Over 30 Years, days won                                       Over 30 Years, days won
                    Total Days   Year        Actual Days                          Total Days   Year        Actual Days
------------------------------------------------------------------------------------------------------------------------------
      APEX II                 775         6-7       1826-2554       APEX II
                                            8       2874-2919

--------------------------------------------------------------
                                                             -----------------------------------------------------------------
      ASAP III                296           9       3105-3284      ASAP III
                                           10       3534-3649

------------------------------------------------------------------------------------------------------------------------------
        XT6                  8420         4-5       1460-1825         XT6                  9856        3-30        1095-10950
                                          7-8       2555-2873
                                          8-9       2920-3104
                                         9-10       3285-3533
                                        10-30      3650-10950

------------------------------------------------------------------------------------------------------------------------------
        ASL                  1459         1-4          1-1459         ASL                  1094         1-3            1-1094

------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
    Gross Return            10.00%
   X Share Credit            7.00%
                    Over 30 Years, days won
                    Total Days    Year       Actual Days
-------------------------------------------------------------
      APEX II

-------------------------------------------------------------
      ASAP III

-------------------------------------------------------------
        XT6                  10152       2-30      799-10950

-------------------------------------------------------------
        ASL                    798        1-2          1-798

-------------------------------------------------------------

                                     American Skandia Life Assurance Corporation

                                                    OPTIMUM PLUS

                                         Supplement, dated November 1, 2007
                                                         To
                                            Prospectus, dated May 1, 2007

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

For Optimum Plus Annuities issued on or after February 13, 2006, we currently grant a purchase credit of 6.5 percent with respect to each Purchase Payment made during the first Annuity Year.  Beginning November 1, 2007 and ending on a date that we will announce (the "Promotional Period"), we will grant a purchase credit of 7.0 percent with respect to each Purchase Payment made during the Promotional Period for Annuities with an Issue Date during the Promotional Period.  We will issue another prospectus supplement announcing the termination of the Promotional
Period, at least 14 calendar days prior to such termination.

We will recapture all or a portion of the 7.0 percent purchase credit under certain circumstances.  Specifically, if you buy an Optimum Plus Annuity during the Promotional Period and return the Annuity during the "free look"
period, we will recapture the 7.0 percent purchase credit (less any negative investment performance and charges with respect to that credit amount).  In addition, if in the event of death or a medically-related surrender within one year after receiving a 7.0 percent purchase credit, we will recapture an amount equal to a 6 percent purchase credit (i.e., not the full 7.0 percent purchase credit).  The credits granted during this Promotional Period have no effect on the credits that we will grant with respect to Annuities with an Issue Date outside of the Promotional
Period.

Because the 7.0% purchase credit will be offered only during the Promotional Period, this change is not a permanent change to the prospectus, but instead is made simply to inform those who purchase Optimum Plus during the
Promotional Period.  For the benefit of such purchasers, we revise the hypothetical illustrations appearing in
Appendix D to the prospectus (entitled "Selecting the Variable Annuity That's Right For You"), as follows:

                 0% Gross Rate of
                      Return
                           Optimum Four                       Optimum                    Optimum Plus
                -----------------------------------------------------------------------------------------------
                     Net rate of return                 Net rate of return           Net rate of return
                All years              -2.57%          Yrs 1-8        -2.18%       Yrs 1-10        -2.57%
                                                        Yrs 9+        -1.58%       Yrs 11+         -1.58%
                -----------------------------------------------------------------------------------------------
                     Contract         Surrender        Contract      Surrender     Contract      Surrender
                      Value             Value           Value          Value        Value          Value
                -----------------------------------------------------------------------------------------------
               1            97,432           88,932          97,828       90,328       104,253          95,253
                -----------------------------------------------------------------------------------------------
               2            94,890           86,890          95,662       88,662       101,535          92,535
                -----------------------------------------------------------------------------------------------
               3            92,413           85,413          93,544       87,044        98,887          90,887
                -----------------------------------------------------------------------------------------------
               4            90,000           84,000          91,473       85,473        96,307          89,307
                -----------------------------------------------------------------------------------------------
               5            87,649           87,649          89,446       84,446        93,793          87,793
                -----------------------------------------------------------------------------------------------
               6            88,037           88,037          87,952       83,952        91,344          86,344
                -----------------------------------------------------------------------------------------------
               7            85,737           85,737          86,002       83,002        88,959          84,959
                -----------------------------------------------------------------------------------------------
               8            83,495           83,495          84,095       82,095        86,634          83,634
                -----------------------------------------------------------------------------------------------
               9            81,312           81,312          82,727       82,727        84,370          82,370
                -----------------------------------------------------------------------------------------------
              10            79,184           79,184          81,382       81,382        82,164          81,164
                -----------------------------------------------------------------------------------------------
              11            77,112           77,112          80,059       80,059        80,826          80,826
                -----------------------------------------------------------------------------------------------
              12            75,092           75,092          78,756       78,756        79,511          79,511
                -----------------------------------------------------------------------------------------------
              13            73,125           73,125          77,474       77,474        78,217          78,217
                -----------------------------------------------------------------------------------------------
              14            71,208           71,208          76,213       76,213        76,944          76,944
                -----------------------------------------------------------------------------------------------
              15            69,341           69,341          74,971       74,971        75,691          75,691
                -----------------------------------------------------------------------------------------------
              16            67,522           67,522          73,749       73,749        74,457          74,457
                -----------------------------------------------------------------------------------------------
              17            65,749           65,749          72,547       72,547        73,244          73,244
                -----------------------------------------------------------------------------------------------
              18            64,022           64,022          71,363       71,363        72,049          72,049
                -----------------------------------------------------------------------------------------------
              19            62,340           62,340          70,199       70,199        70,873          70,873
                -----------------------------------------------------------------------------------------------
              20            60,701           60,701          69,052       69,052        69,716          69,716
                -----------------------------------------------------------------------------------------------
              21            59,104           59,104          67,924       67,924        68,578          68,578
                -----------------------------------------------------------------------------------------------
              22            57,548           57,548          66,814       66,814        67,457          67,457
                -----------------------------------------------------------------------------------------------
              23            56,033           56,033          65,721       65,721        66,354          66,354
                -----------------------------------------------------------------------------------------------
              24            54,556           54,556          64,646       64,646        65,269          65,269
                -----------------------------------------------------------------------------------------------
              25            53,117           53,117          63,587       63,587        64,200          64,200
                -----------------------------------------------------------------------------------------------
              26            51,716           51,716          62,546       62,546        63,149          63,149
                -----------------------------------------------------------------------------------------------
              27            50,350           50,350          61,521       61,521        62,115          62,115
                -----------------------------------------------------------------------------------------------
              28            49,020           49,020          60,512       60,512        61,096          61,096
                -----------------------------------------------------------------------------------------------
              29            47,724           47,724          59,519       59,519        60,094          60,094
                -----------------------------------------------------------------------------------------------
              30            46,461           46,461          58,542       58,542        59,108          59,108
                -----------------------------------------------------------------------------------------------

                Assumptions:
                a.  $100,000 initial investment
                b.  Fund Expenses =0.94%
                c.  No optional death benefits or living benefits elected
                d.  Annuity was issued during the Promotional Period
                e.  Surrender value assumes surrender 2 days before policy anniversary

                 6% Gross Rate of
                      Return
                           Optimum Four                       Optimum                    Optimum Plus
                -----------------------------------------------------------------------------------------------
                -----------------------------------------------------------------------------------------------
                     Net rate of return                 Net rate of return           Net rate of return
                All years               3.27%          Yrs 1-8         3.69%       Yrs 1-10        3.27%
                                                        Yrs 9+         4.32%       Yrs 11+         4.32%
                -------------------------------------------------------------------------------
                -----------------------------------------------------------------------------------------------
                     Contract         Surrender        Contract      Surrender     Contract      Surrender
                      Value             Value           Value          Value        Value           Value
                -------------------------------------------------------------------------------
                -----------------------------------------------------------------             -----------------
               1           103,262           94,762         103,681       96,181       110,490         101,490
                -----------------------------------------------------------------------------------------------
               2           106,640           98,640         107,508      100,508       114,068         105,068
                -----------------------------------------------------------------------------------------------
               3           110,128          103,128         111,476      104,976       117,763         109,763
                -----------------------------------------------------------------------------------------------
               4           113,730          107,730         115,590      109,590       121,579         114,579
                -----------------------------------------------------------------------------------------------
               5           117,450          117,450         119,857      114,857       125,520         119,520
                -----------------------------------------------------------------------------------------------
               6           124,132          124,132         124,799      120,799       129,590         124,590
                -----------------------------------------------------------------------------------------------
               7           128,192          128,192         129,406      126,406       133,793         129,793
                -----------------------------------------------------------------------------------------------
               8           132,386          132,386         134,182      132,182       138,133         135,133
                -----------------------------------------------------------------------------------------------
               9           136,716          136,716         139,978      139,978       142,615         140,615
                -----------------------------------------------------------------------------------------------
              10           141,188          141,188         146,027      146,027       147,244         146,244
                -----------------------------------------------------------------------------------------------
              11           145,806          145,806         152,336      152,336       153,566         153,566
                -----------------------------------------------------------------------------------------------
              12           150,576          150,576         158,919      158,919       160,165         160,165
                -----------------------------------------------------------------------------------------------
              13           155,501          155,501         165,786      165,786       167,049         167,049
                -----------------------------------------------------------------------------------------------
              14           160,588          160,588         172,950      172,950       174,231         174,231
                -----------------------------------------------------------------------------------------------
              15           165,840          165,840         180,423      180,423       181,723         181,723
                -----------------------------------------------------------------------------------------------
              16           171,265          171,265         188,219      188,219       189,539         189,539
                -----------------------------------------------------------------------------------------------
              17           176,867          176,867         196,352      196,352       197,693         197,693
                -----------------------------------------------------------------------------------------------
              18           182,653          182,653         204,837      204,837       206,199         206,199
                -----------------------------------------------------------------------------------------------
              19           188,627          188,627         213,688      213,688       215,072         215,072
                -----------------------------------------------------------------------------------------------
              20           194,797          194,797         222,922      222,922       224,329         224,329
                -----------------------------------------------------------------------------------------------
              21           201,169          201,169         232,554      232,554       233,986         233,986
                -----------------------------------------------------------------------------------------------
              22           207,750          207,750         242,603      242,603       244,060         244,060
                -----------------------------------------------------------------------------------------------
              23           214,545          214,545         253,086      253,086       254,570         254,570
                -----------------------------------------------------------------------------------------------
              24           221,563          221,563         264,022      264,022       265,533         265,533
                -----------------------------------------------------------------------------------------------
              25           228,811          228,811         275,431      275,431       276,971         276,971
                -----------------------------------------------------------------------------------------------
              26           236,295          236,295         287,333      287,333       288,902         288,902
                -----------------------------------------------------------------------------------------------
              27           244,024          244,024         299,748      299,748       301,350         301,350
                -----------------------------------------------------------------------------------------------
              28           252,006          252,006         312,701      312,701       314,335         314,335
                -----------------------------------------------------------------------------------------------
              29           260,250          260,250         326,213      326,213       327,881         327,881
                -----------------------------------------------------------------------------------------------
              30           268,763          268,763         340,309      340,309       342,012         342,012
                -----------------------------------------------------------------------------------------------

                Assumptions:
                a.  $100,000 initial investment
                b.  Fund Expenses = 0.94%
                c.  No optional death benefits or living benefits elected
                d.  Annuity was issued during the Promotional Period
                e.  Surrender value assumes surrender 2 days before policy anniversary

                 10% Gross Rate
                    of Return
                            Optimum Four                          Optimum                         Optimum Plus
                ----------------------------------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------------------------------
                     Net rate of return                   Net rate of return                Net rate of return
                All years               7.17%               Yrs 1-8           7.60%       Yrs 1-10          7.17%
                                                            Yrs 9+            8.26%       Yrs 11+           8.26%
                --------------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------------------------------
                    Contract          Surrender            Contract         Surrender     Contract        Surrender
                      Value             Value                Value            Value        Value            Value
                --------------------------------------------------------------------------------------
                ------------------------------------------------------------------------             ---------------------
               1          107,148              98,648              107,582      100,082       114,648             105,648
                ----------------------------------------------------------------------------------------------------------
               2          114,828             106,828              115,763      108,763       122,829             113,829
                ----------------------------------------------------------------------------------------------------------
               3          123,059             116,059              124,565      118,065       131,596             123,596
                ----------------------------------------------------------------------------------------------------------
               4          131,880             125,880              134,037      128,037       140,991             133,991
                ----------------------------------------------------------------------------------------------------------
               5          141,333             141,333              144,229      139,229       151,060             145,060
                ----------------------------------------------------------------------------------------------------------
               6          154,411             154,411              155,734      151,734       161,850             156,850
                ----------------------------------------------------------------------------------------------------------
               7          165,479             165,479              167,576      164,576       173,414             169,414
                ----------------------------------------------------------------------------------------------------------
               8          177,341             177,341              180,319      178,319       185,807             182,807
                ----------------------------------------------------------------------------------------------------------
               9          190,052             190,052              195,205      195,205       199,088             197,088
                ----------------------------------------------------------------------------------------------------------
              10          203,676             203,676              211,325      211,325       213,322             212,322
                ----------------------------------------------------------------------------------------------------------
              11          218,275             218,275              228,776      228,776       230,893             230,893
                ----------------------------------------------------------------------------------------------------------
              12          233,921             233,921              247,667      247,667       249,922             249,922
                ----------------------------------------------------------------------------------------------------------
              13          250,689             250,689              268,119      268,119       270,522             270,522
                ----------------------------------------------------------------------------------------------------------
              14          268,658             268,658              290,260      290,260       292,823             292,823
                ----------------------------------------------------------------------------------------------------------
              15          287,916             287,916              314,228      314,228       316,965             316,965
                ----------------------------------------------------------------------------------------------------------
              16          308,554             308,554              340,176      340,176       343,101             343,101
                ----------------------------------------------------------------------------------------------------------
              17          330,671             330,671              368,267      368,267       371,396             371,396
                ----------------------------------------------------------------------------------------------------------
              18          354,374             354,374              398,678      398,678       402,027             402,027
                ----------------------------------------------------------------------------------------------------------
              19          379,776             379,776              431,599      431,599       435,187             435,187
                ----------------------------------------------------------------------------------------------------------
              20          406,998             406,998              467,240      467,240       471,086             471,086
                ----------------------------------------------------------------------------------------------------------
              21          436,172             436,172              505,823      505,823       509,949             509,949
                ----------------------------------------------------------------------------------------------------------
              22          467,437             467,437              547,592      547,592       552,021             552,021
                ----------------------------------------------------------------------------------------------------------
              23          500,944             500,944              592,811      592,811       597,568             597,568
                ----------------------------------------------------------------------------------------------------------
              24          536,851             536,851              641,764      641,764       646,875             646,875
                ----------------------------------------------------------------------------------------------------------
              25          575,333             575,333              694,759      694,759       700,255             700,255
                ----------------------------------------------------------------------------------------------------------
                Assumptions:
                a.  $100,000 initial investment
                b.  Fund Expenses = 0.94%
                c.  No optional death benefits or living benefits elected
                d.  Annuity was issued during the Promotional Period
                e.  Surrender value assumes surrender 2 days before policy anniversary

-----------------------------------------------------------------------------------------------------------------------------
   Gross Return                0.00%                                   Gross Return           6.00%
  X Share Credit               7.00%                                  X Share Credit          7.00%
                  Over 30 Years, days won                                               Over 30 Years, days won
                  Total Days        Year           Actual Days                          Total Days Year       Actual Days
-----------------------------------------------------------------------------------------------------------------------------
   OPTIMUM FOUR                  729            6-7       1826-2554     OPTIMUM FOUR

--------------------------------------------------------------------
                                                                   ----------------------------------------------------------
     OPTIMUM                     242              9       3138-3284       OPTIMUM
                                                 10       3555-3649

-----------------------------------------------------------------------------------------------------------------------------
   OPTIMUM PLUS                 9979            1-5          1-1825    OPTIMUM PLUS           10950       1-30       1-10950
                                                7-9       2555-3137
                                               9-10       3285-3554
                                              39385      3650-10950
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
     Gross Return               10.00%
    X Share Credit               7.00%
                       Over 30 Years, days won
                       Total Days     Year          Actual Days
-----------------------------------------------------------------------
     OPTIMUM FOUR

-----------------------------------------------------------------------
        OPTIMUM

     OPTIMUM PLUS                10950          1-30           1-10950

-----------------------------------------------------------------------